                                                                    EXHIBIT 3.11

                               State of Delaware

                       Office of the Secretary of State  PAGE 1

                        ------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF
CHANGE OF REGISTERED AGENT OF "STERIS LABORATORIES, INC.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF NOVEMBER A.D. 1996, AT 9 O'CLOCK A.M.





                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:   8814574

                                                     DATE:   12-16-97

      STATE OF DELAWARE
      SECRETARY OF STATE
   DIVISION OF CORPORATIONS
   FILED 09:00 AM 11/18/1996
      960342608 - 2107414
--------------------------------------------------------------------------------

                CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED

                          OFFICE AND REGISTERED AGENT

                                      OF

                           STERIS LABORATORIES, INC.

        The Board of Directors of:

        Steris Laboratories, Inc. a Corporation of the State of Delaware, on this 18th day of November, A.D. 1996, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is:

1013 Centre Road, in the City of Wilmington, in the County of New Castle, Delaware, 19805.

        The name of the Registered Agent therein and in charge thereof upon whom process against the Corporation may be served, is:

CORPORATION SERVICE COMPANY.


a Corporation of the State of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

        IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by WHITNEY K. STEARNS, this 18th day of November A.D. 1996.


                                          /s/ Whitney K. Stearns
                                          -------------------------------
                                                Authorized Officer

                               State of Delaware

                       Office of the Secretary of State  PAGE 1

                        ------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "STERIS LABORATORIES, INC." FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF FEBRUARY, A.D. 1994, AT 9 O'CLOCK A.M.





                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:   8814575

                                                     DATE:   12-16-97

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 09:00 AM 02/15/1994
                                                       944020369 - 2107414

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           STERIS LABORATORIES, INC.

It is hereby certified that:

        1. The name of the corporation (hereinafter referred to as the "corporation") is Steris Laboratories, Inc. The name under which the corporation was formed was C-Acquisition Co., Inc.

        2. The Certificate of Incorporation of the corporation is hereby amended by striking out in its entirety Article FOURTH and substituting in lieu thereof the following new Article FOURTH to read as follows:

        "FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is Seven Hundred Eighty-One Thousand (781,000) shares consisting of:

             (a) One Thousand (1,000) shares of preferred stock of the par value of $.01 par share, (hereinafter referred to as "Preferred Stock");

             (b) Seven Hundred Eighty Thousand (780,000) shares of common stock of the par value of $.01 per share consisting of One Hundred Eighty Thousand (180,000) shares of Voting Common Stock (hereinafter referred to as "Voting Common Stock") and Six Hundred Thousand (600,000) shares of Non-Voting Common Stock (hereinafter referred to as "Non-Voting Common Stock"). (The Voting Common Stock and Non-Voting Common Stock are sometimes hereinafter referred to as "Common Stock").

        3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on February 14, 1994.


                                      /s/ Martin Sperber
                                      -------------------------------
                                      Martin Sperber, President

Attest:

/s/ Paul Feuerman
---------------------------------
Paul Feuerman, Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE     PAGE 1

                       --------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "STERIS LABORATORIES, INC.", FILED IN THIS OFFICE ON THE THIRD DAY OF
JUNE, A.D. 1987, AT 9 O'CLOCK A.M.

                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]

          [SEAL OF SECRETARY'S   /s/ Edward J. Freel
           OFFICE APPEARS HERE]  -----------------------------------
                                 Edward J. Freel, Secretary of State

                                 AUTHENTICATION:
                                                  8814577
                                           DATE:
                                                  12-16-97

                            CERTIFICATE OF AMENDMENT

                                       OF
                                                                     [STAMP
                          CERTIFICATE OF INCORPORATION               APPEARS
                                                                      HERE]
                                       OF

                           STERIS LABORATORIES, INC.


It is certified that:



    1. The name of the corporation (hereinafter referred to as the "corporation") is Steris Laboratories, Inc. The name under which the corporation was formed was C-Acquisition Co., Inc.

    2.  The Certificate of Incorporation of the corporation is hereby amended:

        (A) By striking out the first paragraph of Article FOURTH thereof and substituting in lieu thereof the following new Article FOURTH to read as follows:


        "FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is Two Hundred One Thousand (201,000) shares, consisting of:

             (a) One Thousand (1,000) shares of preferred stock of the par value of $.01 per share, (hereinafter referred to as "Preferred Stock");

             (b) Two Hundred Thousand (200,000) shares of common stock of the par value of $.01 per share consisting of One Hundred Eighty Thousand (180,000) shares of Voting Common Stock (hereinafter referred to as "Voting Common Stock") and Twenty Thousand (20,000) shares of Non-Voting Common Stock (hereinafter referred to as "Non-Voting Common Stock"). (The Voting Common Stock and Non-Voting Common Stock are sometimes hereinafter collectively referred to as "Common Stock")."

         (B) By striking out subparagraph 3 of Paragraph B of Article FOURTH thereof and substituting in lieu thereof the following new subparagraph to read as follows:


             (3) Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article FOURTH, each holder of Voting Common Stock shall have one vote in respect of each share of Voting Common Stock held by him on all matters voted upon by the stockholders, and no holder of Non-Voting Common Stock shall be entitled to any voting rights or to receive notice of, or participate in, any meeting of stockholders. In all other respects, the rights, preferences and limitations of shares of Non-Voting Common Stock shall be identical with those of shares of Voting Common Stock."


    3. In connection with the foregoing amendment, Eighty (80) shares of common stock, par value $.01 per share, all of which are presently issued and outstanding are hereby changed into One Hundred Eighty Thousand (180,000) issued and outstanding shares of Voting Common Stock, par value $.01 per share, the terms of the change being at the rate of 2,250 shares of Voting Common Stock for each share of common stock.

    4. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provision of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested on May 29, 1987


                                        /s/ Martin Sperber
                                        ----------------------------
                                        Executive Vice President
                                        Martin Sperber

Attest:



/s/ Stanley M. Bergman
-----------------------
Secretary
Stanley M. Bergman

                               STATE OF DELAWARE

                     OFFICE OF THE SECRETARY OF STATE   PAGE 1

                     --------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "STERIS LABORATORIES, INC.", FILED IN THIS OFFICE ON THE THIRD DAY OF JUNE, A.D. 1987, AT 9:01 O'CLOCK A.M.


                   [SEAL OF STATE OF DELAWARE APPEARS HERE]


         [SEAL OF SECRETARY'S    /s/ Edward J. Freel
          OFFICE APPEARS HERE]   -----------------------------------
                                 Edward J. Freel, Secretary of State

                                 AUTHENTICATION:
                                                  8814576
                                           DATE:
                                                  12-16-97

                          CERTIFICATE OF DESIGNATIONS
                                RELATING TO THE
                 SERIES A 10% NON-CUMULATIVE PREFERRED STOCK,
                                $.01 PAR VALUE,
                                       OF
                           STERIS LABORATORIES, INC.

                    Pursuant to Section 151 of the General
                   Corporation Law of the State of Delaware


         The undersigned, Executive Vice President of STERIS LABORATORIES, INC., a Delaware corporation (the "Corporation"), certifies that the following resolution was duly adopted by unanimous written consent of the Board of Directors of the Corporation pursuant to authority conferred upon it by the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"):


             RESOLVED, that a series of the class of Preferred Stock $.01 par value, of the Corporation be created, and that the designations, powers, preferences and relative, participating, optional and other special rights thereof, and the qualifications, limitations or restrictions thereof, in addition to those set forth in the Certificate of Incorporation, and the number of shares of stock of such series, are as follows:

             1.  Designation and Number. The designation of the series of
                 ----------------------
         Preferred Stock provided for herein shall be "Series A 10% Non-Cumulative Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 100.

             2.  Dividends. The holders of Series A Preferred Stock shall be
                 ---------
         entitled to receive, so long as the Series A Preferred Stock is outstanding, cash dividends equal to an aggregate of $2,500 per share per annum and no more, if, as and when declared by the Board of Directors, payable at such time or times as determined by the Board of Directors, out of funds at the time legally available for the payment of dividends. Dividends on the Series A Preferred Stock shall be non-cumulative. No dividends (other than dividends payable in Preferred Stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation or in Common Stock) shall be declared, paid or set apart for payment on any other series of Preferred Stock ranking junior to the Series A Preferred Stock as to dividends or on Common Stock of the Corporation in any fiscal year of the Corporation unless and until dividends or on the Series A Preferred Stock in the amount of $2500 per share in such fiscal year shall have been paid or declared and a sum sufficient for the payment thereof set apart. If in any fiscal year a dividend is declared, paid or set apart on or in respect of the Series A Preferred Stock in an amount less than the aggregate annual amount per share the holders of the Series A Preferred Stock are entitled to receive, any dividend declared, paid or set apart on or in respect of any series of Preferred Stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends shall be declared, paid or set apart ratably with the dividend declared, paid or set apart on or in respect of the Series A Preferred Stock, in accordance with the aggregate annual amounts per share payable on any such series, and on the Series A Preferred Stock.

              3.  Liquidation, Dissolution or Winding Up. In the event of any
                  ---------------------------------------
         liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary, and whether or not the Corporation shall have surplus or earnings available for dividends) before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any other series of Preferred Stock ranking junior to, or on a parity with, the Series A Preferred Stock upon liquidation, or of Common Stock, the holders of Series A Preferred Stock shall be entitled to receive payment of an amount equal to $25,000 per share and no more. If the assets of the Corporation, or the proceeds thereof, available for distribution to the holders of the Series A Preferred Stock and the holders of any other series of Preferred Stock on a parity with the Series A Preferred Stock upon liquidation shall be insufficient to pay in full all amounts to which the holders of Series A Preferred Stock and the holders of any such other series of

         Preferred Stock are entitled, then such assets or the proceeds thereof shall be distributed among the holders of the Series A Preferred Stock and the holders of such other series of Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable were paid in full. For the purposes of this paragraph 3, the voluntary sale, lease, exchange or transfer (for cash, securities or other consideration) of all or substantially all of the Corporation's assets, or the consolidation or merger of the Corporation with or into any other corporation shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

              4.  Redemption. The Corporation may, at its option, at any time or
                  ----------
         from time to time, redeem the whole or any part of the Series A Preferred Stock at a redemption price equal to $25,000 per share. In the event the Corporation shall determine to redeem less than all of the shares of the Series A Preferred Stock then outstanding, the Board of Directors shall determine the shares of Series A Preferred Stock so to be redeemed by lot or pro rata or by any other means which the Board of Directors deems equitable. Notice of any proposed redemption of any Series A Preferred Stock shall be given by the Corporation at least five (5) days prior to the date fixed for such redemption to the holders of record of the Series A Preferred Stock to be redeemed, at their respective addresses appearing on the books of the Corporation. If on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificates for shares of Series A Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, all dividends rights relating thereto shall cease and all rights of the holders thereof as stockholders of the Corporation (except the right to receive payment of the redemption price) shall cease.

              5.  Voting. So long as any of the Series A Preferred Stock is
                  ------
         outstanding:

                  (a) the Corporation will not, without the affirmative vote or consent of the holders of at least 66 2/3% of the Series A Preferred Stock and any other series of Preferred Stock on a parity with the Series A Preferred Stock as to dividends and upon liquidation (voting and/or consenting as one series) at the time outstanding, given in person or by proxy, either in writing or by resolution adopted at an annual meeting or a special meeting called for the purpose, (i) create any other series of Preferred Stock ranking prior to, or on a parity with, the Series A Preferred Stock, either as to dividends or upon liquidation, or (ii) amend, alter or repeal any of the provisions hereof so as adversely to affect the preferences, rights or powers of the Series A Preferred Stock; provided that, nothing in this paragraph 5 shall give the holders of Series A Preferred Stock the right to vote or to be consulted in respect of an increase or decrease of the number of shares of stock constituting the Series A Preferred Stock.

                  (b) the holders of Series A Preferred Stock shall have the right to vote on all matters voted upon at any meeting of shareholders as follows: the holders of the Series A Preferred Stock shall be entitled as a class to cast 66-2/3 percent of the total votes of all of the voting stock of the Corporation. Each share of Series A Preferred Stock shall be entitled to cast that proportion of the 66-2/3 percent of the total votes of the voting stock of the Corporation which said one share bears to the total number of shares of Preferred Stock then outstanding.

                  (c) the holders of Voting Common Stock shall be entitled as a class to cast 33-1/3 percent of the total votes of all of the voting stock of the Corporation. Each share of Voting Common Stock shall be entitled to cast that proportion of the said 33-1/3 percent of the total votes of the voting stock of the Corporation which said one share bears to the total number of shares of Voting Common Stock then outstanding.

                IN WITNESS WHEREOF, STEMS LABORATORIES, INC. has caused this Certificate of Designations relating to the Series A Preferred Stock to be duly executed by one of its Executive Vice Presidents and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 29 day of May, 1987.



                              STEMIS LABORATORIES, INC.


                              By: /s/ Martin Sperber
                                  ------------------------------
                                  Martin Sperber, Executive
                                        Vice President

(Corporate Seal)


ATTEST:

/s/ Stanley M.  Bergman
---------------------------------
Stanley M.  Bergman, Secretary

                               State of Delaware

                       Office of the Secretary of State  PAGE 1

                        ------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "C-ACQUISITION CO., INC.", CHANGING ITS NAME FROM "C-ACQUISITION CO., INC." TO "STERIS LABORATORIES, INC.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF DECEMBER, A.D. 1986, AT 9 O'CLOCK A.M.





                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:   8814578

                                                     DATE:   12-16-97

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                      OF

                            C-ACQUISITION CO., INC.

        It is hereby certified that:

        1. The name of the corporation (hereinafter called the "corporation") is C-Acquisition Co., Inc.

        2. The certificate of incorporation of the corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

            "FIRST: The name of the corporation (hereinafter called the "Corporation") is Steris Laboratories, Inc."

        3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested on December 10, 1986.


                                      /s/ [ILLEGIBLE SIGNATURE APPEARS HERE]
                                      --------------------------------------
                                      Executive Vice President



Attest:


/s/ [ILLEGIBLE SIGNATURE APPEARS HERE]
--------------------------------------
Secretary

                               State of Delaware

                       Office of the Secretary of State       PAGE 1

                       --------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "C-ACQUISITION CO., INC.", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF NOVEMBER, A.D. 1986, AT 10 O'CLOCK A.M.




                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State


                                 AUTHENTICATION:
                                                     8814580
                                           DATE:
                                                     12-16-97

                          CERTIFICATE OF INCORPORATION

                                       OF

                            C-ACQUISITION CO., INC.



        The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), certifies that:

        FIRST: The name of the corporation (hereinafter called the "Corporation") is C-Acquisition Co., Inc.

       SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

        THIRD: The nature of the business and purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

       FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 1000. The par value of such shares if $.0l. All such shares are of one class and are shares of Common Stock.

        FIFTH: The name of the incorporate is Michael J. Stringfellow and his mailing address is 200 Park Avenue, New York, New York 10166.

        SIXTH: The following provisions are inserted for the regulation and conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers elsewhere conferred d herein or conferred in the By-Laws or conferred by law:

          1. The original By-Laws of the Corporation shall be adopted by the incorporator named in Article FIFTH. Thereafter, in furtherance and not in limitation of the powers conferred under the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal By-Laws not inconsistent with law or with its Certificate of Incorporation.

          2. Election of directors need not be by written ballot, unless the By-Laws of the Corporation shall so provide.

        Signed at New York, New York on November 10, 1986.

                                           /s/ Michael J. Stringfellow
                                          ----------------------------------
                                          Michael J. Stringfellow
                                          Incorporator

STATE OF NEW YORK  )
                   )  ss:
COUNTY OF NEW YORK )


        BE IT REMEMBERED that personally appeared before me, the undersigned, a Notary Public authorized to take acknowledgment of deeds by the laws of the place where the foregoing Certificate of Incorporation was signed, Michael J. Stringfellow, the incorporator who signed the foregoing Certificate of Incorporation, known to me personally to be such, and I having made known to him the contents of said Certificate of Incorporation, he acknowledged the same to be his act and deed and that the facts therein stated are truly set forth.

        GIVEN under my hand on November 10, 1986.


                             [ILLEGIBLE SIGNATURE]
                             ---------------------------
                             Notary Public

                               State of Delaware

                       Office of the Secretary of State  PAGE 1

                        ------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF
AMENDMENT OF "C-ACQUISITION CO., INC.", FILED IN THIS OFFICE ON THE
SIXTEENTH DAY OF DECEMBER, A.D. 1986, AT 9 O'CLOCK A.M.





                 [SEAL OF THE STATE OF DELAWARE APPEARS HERE]




                     [SEAL OF SECRETARY'S  /s/ Edward J. Freel
                      OFFICE APPEARS HERE] ------------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:   8814579

                                                     DATE:   12-16-97

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                      OF

                            C-ACQUISITION CO., INC.



        It is hereby certified that:

        1. The name of the corporation (hereinafter called the "corporation") is C-Acquisition Co., Inc.

        2. The certificate of incorporation of the corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article:

            "FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is Two Thousand (2,000) shares, consisting of:

                      (a) One Thousand (1,000) shares of Preferred Stock of the par value of $.01 per share (hereafter referred to as "Preferred Stock");

                      (b) One Thousand (1,000) shares of Common Stock of the par value of $.01 per share (hereafter referred to as "Common Stock").

        A.  Preferred Stock:

               Shares of Preferred Stock may be issued from time to time in one or more series, as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there nay be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors of the corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

        (a) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased

(but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

        (b) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, or such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

        (c) The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the corporation and the terms and conditions of such conversion or exchange;

        (d) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

          (e) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the corporation;

          (f) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

          (g) The voting powers, if any of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the corporation if there shall have been a default in the payment of dividends on any one or more of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

B.  Common Stock:

      1. After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article Fourth), if any, shall have been met and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph A of this Article Fourth), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph A of this Article Fourth, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

        2. After distribution in full of the preferential amount, if any (fixed in accordance with the provisions of Paragraph A of this Article Fourth) to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up, of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

        3. Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article Fourth, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the stockholders.

c.  Other Provisions:

        1. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

        2. The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph A of this Article Fourth and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph A of this Article Fourth that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

        3. Subject to the provisions of subparagraph 2 of this Paragraph C, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors of the corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

        4. Shares of Common Stock may be issued from time to time as the Board of Directors of the corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors".

        3. The Amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on December 15, 1994.


                                      [ILLEGIBLE SIGNATURE]
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                                             Vice President

Attest:

[ILLEGIBLE SIGNATURE]
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     Secretary